                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
The Smith & Wollensky Restaurant Group, Inc.:

    We consent to the use of our report included herein and to the reference to our firm under the headings "Selected Historical Consolidated Financial and Other Data" and "Experts" in the prospectus.

                                                                        KPMG LLP


New York, New York
May 18, 2001